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                                                                    Exhibit 99.6


                           SEABULK INTERNATIONAL, INC.
                      (formerly HVIDE MARINE INCORPORATED)

                             NOTICE OF REDEMPTION OF
                 12 1/2% SENIOR SECURED NOTES DUE 2007, SERIES B

To the Holders of Outstanding 121/2% Senior Secured Notes Due 2007, Series B of Seabulk International, Inc. (CUSIP: 81169PAA9):

         Seabulk International, Inc., a Delaware corporation (formerly known as Hvide Marine Incorporated) (the "Company"), is hereby giving notice of redemption of all of its outstanding 12 1/2% Senior Secured Notes Due 2007, Series B ("Notes") issued under an Indenture dated December 15, 1999 among the Company, certain guarantors, State Street Bank and Trust Company, as Trustee, and Bankers Trust Company, as Collateral Agent (as such Indenture has been modified, amended or supplemented to date, the "Indenture").

         The Notes will be redeemed as follows:

         1.       The redemption date is October 15, 2002.

         2. The redemption price, calculated in accordance with the Indenture, is 102.934% of the principal amount of Notes. The redemption price was determined using a weighted average (based on outstanding principal) of two redemption prices determined in accordance with the Indenture: (i) a redemption price of 102.727% of the principal amount applicable to the outstanding originally issued $95,000,000.00 principal amount of Notes (the "Original Notes"), and (ii) a redemption price of 111.000% of the principal amount applicable to the outstanding $2,441,673.00 principal amount of additional outstanding Notes issued as additional "pay-in-kind" interest pursuant to Section 4.21 of the Indenture ("Additional Notes"). The redemption price for the Original Notes set forth in the Indenture is 111% of accreted value. The Original Notes were issued at a discount to par. Using an accretion rate set forth in the Indenture of 14.72% per annum (on a constant yield to maturity basis), the accreted value of the Original Notes as of October 15, 2002 is 92.546497% of the principal amount of Notes. The Additional Notes were issued under the Indenture at par value. The Original Notes and the Additional Notes are held under a common CUSIP number.

         3. The scheduled interest payment on the Notes due on September 30, 2002 will be paid on such date and will include any additional interest payable under Section 4.21 of the Indenture (one quarter of 1%) payable in cash in lieu of the issuance of any additional "pay-in-kind" Notes.

         4. In addition to the scheduled interest to be paid on September 30, 2002, accrued and unpaid interest of $5.25 per $1,000 principal amount of Notes will be paid in



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                  connection with the redemption on the redemption date. This includes additional interest payable under Section 4.21 of the Indenture.

         5. The redemption price of and accrued interest on the Notes become due and payable on October 15, 2002 and, from and after October 15, 2002, interest on such Notes shall cease to accrue and be payable. As of the date of this Notice, the Company has irrevocably deposited with the Trustee funds in an amount sufficient to pay and discharge the Notes (including interest payable to October 15, 2002). Pursuant to Section 8.1 of the Indenture, the obligations of the Company and the Guarantors under the Notes have been satisfied and discharged. Pursuant to Article III and Section 8.1 of the Indenture, the Holders shall only be entitled to receive the redemption price on the redemption date upon proper presentation of the Notes to the Trustee.

         6. Holders of such Notes will receive payment of the redemption price and accrued interest to which they are entitled upon presentation and surrender thereof at the principal offices of State Street Bank and Trust Company, at the following addresses:

                  If by mail: P. O. Box 778, Boston, Massachusetts, 02102-0778;

                  If by overnight mail and hand deliveries: Corporate Trust Window, Fifth Floor, 2 Avenue de Lafayette, Boston, Massachusetts, 02111-1724.

                  HOLDERS PLANNING TO PRESENT NOTES DIRECTLY TO THE PAYING AGENT FOR REDEMPTION SHOULD BE PREPARED TO CERTIFY (UNDER PENALTIES OF PERJURY) THEIR TAXPAYER IDENTIFICATION NUMBER (EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER, AS APPROPRIATE) AT THAT TIME, OR PRIOR THERETO. UNDER FEDERAL TAX LAW, IN THE ABSENCE OF SUCH CERTIFICATION, THE PAYING AGENT MAY BE REQUIRED TO WITHHOLD 30% OF THE REDEMPTION PROCEEDS. YOU MUST FURNISH A PROPERLY COMPLETED IRS FORM W-9 WHEN PRESENTING YOUR NOTES.

         7. The CUSIP number listed above is included solely for the convenience of the Holders. The Trustee shall not be responsible for the selection or use of the CUSIP number, nor is any representation made as to the correctness of the CUSIP number on the securities or as indicated in this redemption notice.



                                       SEABULK INTERNATIONAL, INC.

                                       BY: STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee


Dated: September 13, 2002